UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 1677

John Hancock Capital Series
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone

Treasurer

601 Congress Street

Boston, Massachusetts 02210

(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2016

ITEM 1. SCHEDULE OF INVESTMENTS

John Hancock

U.S. Global Leaders Growth Fund

Annual report 10/31/16

A message to shareholders

Dear shareholder,

The past 12 months were generally positive for U.S. equities. In spite of two corrections—declines of 10% or more—markets hit all-time highs this summer, buoyed by decent corporate earnings and relatively light trading volume. Although economic growth remains more sluggish than many would like, consumer spending and employment gains have been supportive of the continued stock market advance.

That said, there are a number of looming uncertainties that have given investors pause. President-elect Donald J. Trump will face the challenges of uniting a fractured electorate and reigniting growth in a lethargic economy. The U.S. Federal Reserve, after a year of holding tight on interest rates, will meet in December to discuss whether the economy is stable enough to handle another increase in the federal funds rate as it seeks to normalize monetary policy. Advisors and investors are concerned, as we close out the eighth year of a bull market, that there is more that could go wrong than could continue to go right. It is the kind of environment that underscores the value of professional financial guidance and the importance of diversification and a long-term perspective.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views, which are subject to change at any time. All investments entail risks, including the possible loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
U.S. Global Leaders Growth Fund

Table of contents

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
15	Financial statements
18	Financial highlights
24	Notes to financial statements
30	Auditor's report
31	Tax information
32	Continuation of investment advisory and subadvisory agreements
38	Trustees and Officers
42	More information

ANNUAL REPORT   |   JOHN HANCOCK U.S. GLOBAL LEADERS GROWTH FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term growth of capital.

AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/16 (%)

Class A shares (without sales charge)
Russell 1000 Growth Index
Morningstar large growth fund category average
–0.42
2.28
–0.07
7.35
9.36
6.99
12.27
13.65
11.98
7.35
8.22
6.96
1 year
3 year
5 year
10 year

The Russell 1000 Growth Index is an unmanaged index of companies in the Russell 1000 Index (the 1,000 largest U.S. publicly traded companies) with high price-to-book ratios and higher forecasted growth values.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK U.S. GLOBAL LEADERS GROWTH FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Stock market overcame bouts of volatility

U.S. stocks produced moderately positive returns despite pockets of market volatility in a period characterized by a high degree of economic and political uncertainty.

The fund trailed its benchmark

The fund's return trailed the performance of its benchmark, the Russell 1000 Growth Index, as high-quality, large-cap growth stocks underperformed.

Stock selection detracted

Individual stock selection, most notably in the consumer discretionary and healthcare sectors, detracted the most from performance compared with the benchmark.

SECTOR COMPOSITION AS OF 10/31/16 (%)

A note about risks

Growth stocks may be more susceptible to earnings disappointments as compared with value stocks, and market values can be more volatile. Large company stocks could fall out of favor. Foreign investing has additional risks, such as currency and market volatility and political and social instability. A portfolio concentrated in one sector or that holds a limited number of securities may fluctuate more than a diversified portfolio. Investments in a non-diversified fund may magnify the fund's losses from adverse events affecting a particular issuer. Please see the fund's prospectus for additional risks.

ANNUAL REPORT   |   JOHN HANCOCK U.S. GLOBAL LEADERS GROWTH FUND       3

Discussion of fund performance

An interview with Portfolio Manager Gordon M. Marchand, CPA, CFA, CIC, Sustainable Growth Advisers, LP

Gordon M. Marchand, CPA, CFA, CIC
Portfolio Manager
Sustainable Growth Advisors

How would you describe the performance of the U.S. equity market over the 12 months ended October 31, 2016?

Volatile is the most apt descriptor for the stock market's path over the period. Stocks fell sharply early in the period as investors reacted to an economic slowdown in China and plummeting energy prices. After bottoming in mid-February, the market rebounded substantially over the ensuing six months as China's economy appeared to stabilize, commodity prices began to recover, and the U.S. Federal Reserve held short-term interest rates steady. Overall, the market's generally upward trajectory was punctuated by periods of volatility in response to Brexit, the U.K.'s affirmative vote to leave the European Union, global economic uncertainty, and geopolitical turmoil.

Stocks finished the period on a down note, giving back some gains amid continued uncertainty about the strength of the U.S. economy, the outcome of a divisive U.S. presidential election, and future U.S. monetary policy. For the full 12-month period, however, stocks advanced overall as the broad S&P 500 Index returned 4.51% and the Russell 1000 Growth Index, the fund's benchmark, returned 2.28%. Growth-oriented stocks underperformed their value counterparts across all market capitalizations.

In this environment, how did the fund perform relative to its benchmark?

The fund declined fractionally for the reporting period, trailing the modestly positive return of the benchmark. Our investment strategy for the portfolio emphasizes individual stock selection, seeking large, high-quality growth companies with sustainable revenue, earnings, and cash-flow growth. We invest based on a three- to five-year time horizon, building positions opportunistically to take advantage of temporary price weakness. Over the period, stock selection in several sectors detracted from portfolio performance, most notably in the consumer discretionary and healthcare sectors.

Can you give some specific examples?

We established new positions in a number of high-quality companies that were out of favor during the reporting period, but have changes under way that we expect will be rewarded over the longer

ANNUAL REPORT   |   JOHN HANCOCK U.S. GLOBAL LEADERS GROWTH FUND       4

"Over the period, stock selection in several sectors detracted from portfolio performance, most notably in the consumer discretionary and healthcare sectors."
term. Two examples from the consumer discretionary sector were restaurant chain Chipotle Mexican Grill, Inc. and athletic apparel maker Nike, Inc.

Chipotle was added to the portfolio in early 2016 on price weakness following a highly publicized outbreak of E. coli, which led to a sharp decline in sales amid food-safety concerns. Although Chipotle's management team acted swiftly to address the company's food-safety protocols, the stock continued to decline as sales trends failed to meet expectations. Our thesis for this stock calls for a gradual rebound in store traffic, and we believe management has taken the necessary steps to effectively enhance the company's food-safety protocols while bringing traffic back into its stores through more active promotions and new product offerings.

Nike declined during the reporting period over concerns about slowing revenue growth and increased competition. Nonetheless, the company generally exceeded earnings expectations despite higher production costs and the expense of clearing excess inventories. Our thesis for the company remains focused on being the prime beneficiary of a trend toward more athletic leisurewear around the globe. In particular, we expect Nike to benefit from sales in international markets such as China and Europe, which continue to see strong growth despite weak macroeconomic trends. The company's ability to improve profit margins through greater scale, more attractive pricing, and an expanded direct-to-consumer channel should also aid profitability going forward.

In the healthcare sector, one of the most significant detractors was biotechnology company

TOP 10 HOLDINGS AS OF 10/31/16 (%)

Apple, Inc.	4.9
Visa, Inc., Class A	4.5
Mondelez International, Inc., Class A	4.5
Cerner Corp.	4.3
Alphabet, Inc., Class C	4.2
Ecolab, Inc.	4.2
Lowe's Companies, Inc.	4.1
Colgate-Palmolive Company	4.1
The Priceline Group, Inc.	4.0
FleetCor Technologies, Inc.	3.9
TOTAL	42.7
As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK U.S. GLOBAL LEADERS GROWTH FUND       5

"We established new positions in a number of high-quality companies that were out of favor during the reporting period ..."
Regeneron Pharmaceuticals, Inc. Uncertainty surrounding Medicare reimbursements and election-year rhetoric regarding the high price of prescription drugs put downward pressure on pharmaceutical stocks in general. In addition, the company faced short-term earnings pressure from costs related to multiple new product launches, including medications for dermatitis, high cholesterol, and rheumatoid arthritis. We remain positive on Regeneron's pipeline of new drug platforms, which should generate attractive earnings growth over our three- to five-year time horizon. Consistent with our approach, we took advantage of weakness to opportunistically add to the fund's position in the stock.

What holdings added value during the period?

Stock selection was especially strong in the information technology sector, which represented approximately one-third of the portfolio during the period. One of the leading contributors was consumer electronics maker Apple, Inc., a company we reintroduced to the portfolio in May based on a highly attractive valuation, expectations for moderate but steady earnings and revenue growth, and a broad and well-established customer base. Encouraging initial sales of the newly released iPhone 7 and concern over fire hazards in competing products helped boost Apple during the period.

Payment processor FleetCor Technologies, Inc. was another meaningful contributor to fund performance. FleetCor has been successful at acquiring strategically related travel businesses and building them into unique closed networks that provide significant cost savings in fuel and lodging for its commercial customers, while also giving them the means to monitor and control costs more effectively. We continue to see a significant secular growth opportunity for the company as businesses seek to enhance the efficiency of its operations in a more competitive world.

A leading contributor outside of the information technology sector was Equinix, Inc., a real estate investment trust that owns and operates data centers. Equinix continued to deliver strong recurring revenues and same-store sales growth. The company's two- to five-year client contracts result in lengthy periods of predictable, recurring revenues, which are expected to grow substantially going forward. We expect Equinix to benefit from attractive growth opportunities related to the continued development of cloud computing, the Internet of things, and expansion into non-U.S. markets by its clients, which require local data-processing capabilities.

ANNUAL REPORT   |   JOHN HANCOCK U.S. GLOBAL LEADERS GROWTH FUND       6

What other changes did you make to the portfolio during the reporting period?

We sold semiconductor manufacturer ARM Holdings PLC, online professional networking company LinkedIn Corp., and agricultural products maker Monsanto Company after takeover offers, which we felt fully priced the stocks. We eliminated media company The Walt Disney Company and data analytics firm Verisk Analytics, Inc. on valuation after a period of strong performance. Insurance brokerage firm Aon PLC and confectioner The Hershey Company were sold because of a downward shift in their growth trajectory.

We replaced these seven stocks with six new holdings during the period, including railroad operator Kansas City Southern, targeted marketing company Alliance Data Systems Corp., and Danish pharmaceutical firm Novo Nordisk A/S.

We believe these transactions have improved the fund's long-term growth profile while enhancing its overall business quality and valuation. We strongly believe that the high-quality, long-term sustainable growth businesses in the portfolio are well positioned to generate attractive revenue and earnings growth over the next three to five years. If, as we expect, the pace of global economic activity remains muted and revenue and earnings growth continue to be scarce, these characteristics should be rewarded by the market.

MANAGED BY

George P. Fraise On the fund since 2000 Investing since 1987
Gordon M. Marchand, CPA, CFA, CIC On the fund since 1995 Investing since 1977
Robert L. Rohn On the fund since 2003 Investing since 1983

The views expressed in this report are exclusively those of Gordon M. Marchand, CPA, CFA, CIC, Sustainable Growth Advisers, LP, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK U.S. GLOBAL LEADERS GROWTH FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2016

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	10-year	5-year	10-year
Class A	-5.40	11.13	6.80	69.47	93.07
Class B	-5.76	11.17	6.70	69.78	91.33
Class C	-2.08	11.43	6.55	71.80	88.54
Class I1	-0.14	12.60	7.75	80.98	110.92
Class R2[1,2]	-0.54	12.20	7.26	77.79	101.51
Class R6[1,2]	-0.03	12.71	7.77	81.89	111.43
Index 1†	4.51	13.57	6.70	88.90	91.24
Index 2†	2.28	13.65	8.22	89.62	120.26

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1 to 6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, 1%. No sales charge will be assessed after the sixth year. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, and Class R6 shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class B	Class C	Class I	Class R2	Class R6
Gross (%)	1.18	1.93	1.93	0.91	1.31	0.82
Net (%)	1.18	1.93	1.93	0.91	1.31	0.80

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index 1 is the Russell 1000 Growth Index; Index 2 is the S&P 500 Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK U.S. GLOBAL LEADERS GROWTH FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock U.S. Global Leaders Growth Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two separate indexes.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index 1 ($)	Index 2 ($)
Class B3	10-31-06	19,133	19,133	19,124	22,026
Class C3	10-31-06	18,854	18,854	19,124	22,026
Class I1	10-31-06	21,092	21,092	19,124	22,026
Class R2[1,2]	10-31-06	20,151	20,151	19,124	22,026
Class R6[1,2]	10-31-06	21,143	21,143	19,124	22,026

The Russell 1000 Growth Index is an unmanaged index of companies in the Russell 1000 Index (the 1,000 largest U.S. publicly traded companies) with high price-to-book ratios and higher forecasted growth values.

The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	For certain types of investors, as described in the fund's prospectus.
2	Class R2 and Class R6 shares were first offered on 3-1-12 and 9-1-11, respectively. The returns prior to these dates are those of Class A shares that have been recalculated to apply the gross fees and expenses of Class R2 and Class R6 shares, as applicable.
3	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK U.S. GLOBAL LEADERS GROWTH FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on May 1, 2016, with the same investment held until October 31, 2016.

	Account value on 5-1-2016	Ending value on 10-31-2016	Expenses paid during period ended 10-31-2016[1]	Annualized expense ratio
Class A	$1,000.00	$1,025.30	$5.96	1.17%
Class B	1,000.00	1,021.40	9.76	1.92%
Class C	1,000.00	1,021.40	9.76	1.92%
Class I	1,000.00	1,026.70	4.69	0.92%
Class R2	1,000.00	1,024.80	6.72	1.32%
Class R6	1,000.00	1,027.30	4.08	0.80%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2016, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

ANNUAL REPORT   |   JOHN HANCOCK U.S. GLOBAL LEADERS GROWTH FUND       10

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on May 1, 2016, with the same investment held until October 31, 2016. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 5-1-2016	Ending value on 10-31-2016	Expenses paid during period ended 10-31-2016[1]	Annualized expense ratio
Class A	$1,000.00	$1,019.30	$5.94	1.17%
Class B	1,000.00	1,015.50	9.73	1.92%
Class C	1,000.00	1,015.50	9.73	1.92%
Class I	1,000.00	1,020.50	4.67	0.92%
Class R2	1,000.00	1,018.50	6.70	1.32%
Class R6	1,000.00	1,021.10	4.06	0.80%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
ANNUAL REPORT   |   JOHN HANCOCK U.S. GLOBAL LEADERS GROWTH FUND       11

Fund's investments

As of 10-31-16
	Shares	Value
Common stocks 98.6%		$1,052,690,780
(Cost $753,490,398)
Consumer discretionary 22.0%		234,776,523
Hotels, restaurants and leisure 6.4%
Chipotle Mexican Grill, Inc. (I)	97,474	35,164,720
Starbucks Corp.	614,701	32,622,182
Internet and direct marketing retail 7.8%
Amazon.com, Inc. (I)	51,319	40,532,773
The Priceline Group, Inc. (I)	29,089	42,883,876
Specialty retail 4.1%
Lowe's Companies, Inc.	661,315	44,076,645
Textiles, apparel and luxury goods 3.7%
NIKE, Inc., Class B	787,093	39,496,327
Consumer staples 10.5%		111,893,682
Food and staples retailing 1.9%
Whole Foods Market, Inc.	717,319	20,292,955
Food products 4.5%
Mondelez International, Inc., Class A	1,067,352	47,966,799
Household products 4.1%
Colgate-Palmolive Company	611,462	43,633,928
Energy 5.9%		63,443,644
Energy equipment and services 5.9%
Core Laboratories NV	243,071	23,570,595
Schlumberger, Ltd.	509,690	39,873,049
Financials 2.1%		22,201,876
Capital markets 2.1%
State Street Corp.	316,221	22,201,876
Health care 12.2%		130,249,225
Biotechnology 5.8%
Amgen, Inc.	228,910	32,312,936
Regeneron Pharmaceuticals, Inc. (I)	87,558	30,209,261
Health care technology 4.3%
Cerner Corp. (I)	778,632	45,612,263
Pharmaceuticals 2.1%
Novo Nordisk A/S, ADR	622,250	22,114,765
Industrials 1.9%		20,741,111
Road and rail 1.9%
Kansas City Southern	236,339	20,741,111

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK U.S. GLOBAL LEADERS GROWTH FUND       12

			Shares	Value
Information technology 36.8%				$392,635,640
Internet software and services 6.6%
	Alphabet, Inc., Class C (I)		57,816	45,358,965
	Facebook, Inc., Class A (I)		189,570	24,831,774
IT services 14.7%
	Alliance Data Systems Corp. (I)		135,746	27,755,985
	Automatic Data Processing, Inc.		443,055	38,572,368
	FleetCor Technologies, Inc. (I)		239,300	41,949,290
	Visa, Inc., A Shares		586,044	48,354,490
Software 10.6%
	Red Hat, Inc. (I)		490,851	38,016,410
	salesforce.com, Inc. (I)		553,102	41,571,146
	SAP SE, ADR (L)		387,172	34,009,188
Technology hardware, storage and peripherals 4.9%
	Apple, Inc.		459,891	52,216,024
Materials 4.2%				44,334,494
Chemicals 4.2%
	Ecolab, Inc.		388,320	44,334,494
Real estate 3.0%				32,414,585
Equity real estate investment trusts 3.0%
	Equinix, Inc.		90,726	32,414,585
	Yield (%)		Shares	Value
Securities lending collateral 2.8%				$29,551,524
(Cost $29,545,699)
John Hancock Collateral Trust (W)	0.6357(Y	)	2,952,938	29,551,524
Short-term investments 1.8%				$19,866,314
(Cost $19,866,314)
Money market funds 1.8%				19,866,314
State Street Institutional U.S. Government Money Market Fund, Premier Class	0.2575(Y	)	19,866,314	19,866,314
Total investments (Cost $802,902,411)† 103.2%				$1,102,108,618
Other assets and liabilities, net (3.2%)				($34,128,881)
Total net assets 100.0%				$1,067,979,737

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK U.S. GLOBAL LEADERS GROWTH FUND       13

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Key to Security Abbreviations and Legend
ADR	American Depositary Receipts
(I)	Non-income producing security.
(L)	A portion of this security is on loan as of 10-31-16.
(W)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(Y)	The rate shown is the annualized seven-day yield as of 10-31-16.
†	At 10-31-16, the aggregate cost of investment securities for federal income tax purposes was $806,597,027. Net unrealized appreciation aggregated to $295,511,591, of which $326,940,226 related to appreciated investment securities and $31,428,635 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK U.S. GLOBAL LEADERS GROWTH FUND       14

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 10-31-16

Assets
Unaffiliated investments, at value (Cost $773,356,712) including $28,942,177 of securities loaned	$1,072,557,094
Affiliated investments, at value (Cost $29,545,699)	29,551,524
Total investments, at value (Cost $802,902,411)	1,102,108,618
Receivable for fund shares sold	3,555,429
Dividends and interest receivable	757,671
Receivable for securities lending income	42,618
Other receivables and prepaid expenses	49,409
Total assets	1,106,513,745
Liabilities
Payable for investments purchased	4,886,758
Payable for fund shares repurchased	2,826,400
Payable upon return of securities loaned	29,553,670
Payable to affiliates
Accounting and legal services fees	58,201
Transfer agent fees	112,415
Distribution and service fees	254,963
Trustees' fees	232
Investment management fees	686,589
Other liabilities and accrued expenses	154,780
Total liabilities	38,534,008
Net assets	$1,067,979,737
Net assets consist of
Paid-in capital	$718,315,881
Accumulated net realized gain (loss) on investments	50,457,649
Net unrealized appreciation (depreciation) on investments	299,206,207
Net assets	$1,067,979,737

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($608,038,964 ÷ 14,829,730 shares)[1]	$41.00
Class B ($18,777,839 ÷ 524,174 shares)[1]	$35.82
Class C ($116,984,018 ÷ 3,264,105 shares)[1]	$35.84
Class I ($312,758,551 ÷ 7,197,845 shares)	$43.45
Class R2 ($6,046,952 ÷ 140,669 shares)	$42.99
Class R6 ($5,373,413 ÷ 123,267 shares)	$43.59
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$43.16

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK U.S. GLOBAL LEADERS GROWTH FUND       15

STATEMENT OF OPERATIONS  For the year ended 10-31-16

Investment income
Dividends	$11,825,131
Securities lending	347,475
Interest	55,114
Less foreign taxes withheld	(137,418)
Total investment income	12,090,302
Expenses
Investment management fees	8,091,269
Distribution and service fees	3,154,777
Accounting and legal services fees	227,108
Transfer agent fees	1,322,531
Trustees' fees	16,955
State registration fees	137,431
Printing and postage	121,914
Professional fees	96,870
Custodian fees	129,137
Other	19,137
Total expenses	13,317,129
Less expense reductions	(82,298)
Net expenses	13,234,831
Net investment loss	(1,144,529)
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	55,062,682
Affiliated investments	4,040
55,066,722
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	(56,699,757)
Affiliated investments	3,369
(56,696,388)
Net realized and unrealized loss	(1,629,666)
Decrease in net assets from operations	($2,774,195)

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK U.S. GLOBAL LEADERS GROWTH FUND       16

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 10-31-16	Year ended 10-31-15
Increase (decrease) in net assets
From operations
Net investment income (loss)	($1,144,529)	$1,275,213
Net realized gain	55,066,722	69,080,896
Change in net unrealized appreciation (depreciation)	(56,696,388)	65,843,929
Increase (decrease) in net assets resulting from operations	(2,774,195)	136,200,038
Distributions to shareholders
From net investment income
Class A	(611,227)	(1,292,278)
Class I	(649,619)	(1,203,657)
Class R2	(1,179)	(34,533)
Class R6	(15,106)	(18,692)
From net realized gain
Class A	(39,991,908)	(80,357,508)
Class B	(1,624,153)	(3,938,428)
Class C	(9,409,465)	(19,500,146)
Class I	(17,083,682)	(39,880,649)
Class R2	(387,928)	(4,345,694)
Class R6	(311,313)	(487,863)
Total distributions	(70,085,580)	(151,059,448)
From fund share transactions	14,569,577	26,200,408
Total increase (decrease)	(58,290,198)	11,340,998
Net assets
Beginning of year	1,126,269,935	1,114,928,937
End of year	$1,067,979,737	$1,126,269,935
Undistributed net investment income	—	$1,276,191

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK U.S. GLOBAL LEADERS GROWTH FUND       17

Financial highlights

Class A Shares Period ended	10-31-16	10-31-15	10-31-14	10-31-13	10-31-12
Per share operating performance
Net asset value, beginning of period	$43.87	$45.02	$42.25	$35.04	$30.97
Net investment income (loss)[1]	(0.03)	0.07	0.11	0.04	(0.03)
Net realized and unrealized gain (loss) on investments	(0.13)	4.98	3.90	7.96	5.08
Total from investment operations	(0.16)	5.05	4.01	8.00	5.05
Less distributions
From net investment income	(0.04)	(0.10)	(0.03)	—	—
From net realized gain	(2.67)	(6.10)	(1.21)	(0.79)	(0.98)
Total distributions	(2.71)	(6.20)	(1.24)	(0.79)	(0.98)
Net asset value, end of period	$41.00	$43.87	$45.02	$42.25	$35.04
Total return (%)[2,3]	(0.42)	13.19	9.74	23.30	16.96
Ratios and supplemental data
Net assets, end of period (in millions)	$608	$660	$600	$697	$413
Ratios (as a percentage of average net assets):
Expenses before reductions	1.18	1.18	1.19	1.23	1.30
Expenses including reductions	1.17	1.17	1.18	1.23	1.30
Net investment income (loss)	(0.07)	0.16	0.27	0.10	(0.10)
Portfolio turnover (%)	44	30	43	30	30

1	Based on average daily shares outstanding.
2	Does not reflect the effect of sales charges, if any.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK U.S. GLOBAL LEADERS GROWTH FUND       18

Class B Shares Period ended	10-31-16	10-31-15	10-31-14	10-31-13	10-31-12
Per share operating performance
Net asset value, beginning of period	$38.90	$40.80	$38.65	$32.36	$28.89
Net investment loss[1]	(0.29)	(0.22)	(0.19)	(0.22)	(0.26)
Net realized and unrealized gain (loss) on investments	(0.12)	4.42	3.55	7.30	4.71
Total from investment operations	(0.41)	4.20	3.36	7.08	4.45
Less distributions
From net realized gain	(2.67)	(6.10)	(1.21)	(0.79)	(0.98)
Net asset value, end of period	$35.82	$38.90	$40.80	$38.65	$32.36
Total return (%)[2,3]	(1.16)	12.33	8.93	22.37	16.07
Ratios and supplemental data
Net assets, end of period (in millions)	$19	$24	$27	$33	$30
Ratios (as a percentage of average net assets):
Expenses before reductions	1.93	1.93	1.94	1.99	2.05
Expenses including reductions	1.92	1.92	1.93	1.98	2.05
Net investment loss	(0.82)	(0.60)	(0.48)	(0.64)	(0.85)
Portfolio turnover (%)	44	30	43	30	30

1	Based on average daily shares outstanding.
2	Does not reflect the effect of sales charges, if any.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK U.S. GLOBAL LEADERS GROWTH FUND       19

Class C Shares Period ended	10-31-16	10-31-15	10-31-14	10-31-13	10-31-12
Per share operating performance
Net asset value, beginning of period	$38.92	$40.81	$38.66	$32.37	$28.90
Net investment loss[1]	(0.29)	(0.22)	(0.19)	(0.22)	(0.26)
Net realized and unrealized gain (loss) on investments	(0.12)	4.43	3.55	7.30	4.71
Total from investment operations	(0.41)	4.21	3.36	7.08	4.45
Less distributions
From net realized gain	(2.67)	(6.10)	(1.21)	(0.79)	(0.98)
Net asset value, end of period	$35.84	$38.92	$40.81	$38.66	$32.37
Total return (%)[2,3]	(1.16)	12.36	8.92	22.36	16.07
Ratios and supplemental data
Net assets, end of period (in millions)	$117	$136	$133	$130	$81
Ratios (as a percentage of average net assets):
Expenses before reductions	1.93	1.93	1.94	1.98	2.05
Expenses including reductions	1.92	1.92	1.93	1.98	2.05
Net investment loss	(0.82)	(0.59)	(0.48)	(0.65)	(0.85)
Portfolio turnover (%)	44	30	43	30	30

1	Based on average daily shares outstanding.
2	Does not reflect the effect of sales charges, if any.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK U.S. GLOBAL LEADERS GROWTH FUND       20

Class I Shares Period ended	10-31-16	10-31-15	10-31-14	10-31-13	10-31-12
Per share operating performance
Net asset value, beginning of period	$46.27	$47.12	$44.12	$36.44	$32.06
Net investment income[1]	0.08	0.18	0.24	0.16	0.08
Net realized and unrealized gain (loss) on investments	(0.13)	5.25	4.07	8.31	5.28
Total from investment operations	(0.05)	5.43	4.31	8.47	5.36
Less distributions
From net investment income	(0.10)	(0.18)	(0.10)	—	—
From net realized gain	(2.67)	(6.10)	(1.21)	(0.79)	(0.98)
Total distributions	(2.77)	(6.28)	(1.31)	(0.79)	(0.98)
Net asset value, end of period	$43.45	$46.27	$47.12	$44.12	$36.44
Total return (%)[2]	(0.14)	13.48	10.01	23.70	17.36
Ratios and supplemental data
Net assets, end of period (in millions)	$313	$293	$317	$307	$169
Ratios (as a percentage of average net assets):
Expenses before reductions	0.92	0.91	0.93	0.93	0.96
Expenses including reductions	0.91	0.91	0.92	0.93	0.94
Net investment income	0.19	0.41	0.53	0.41	0.24
Portfolio turnover (%)	44	30	43	30	30

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK U.S. GLOBAL LEADERS GROWTH FUND       21

Class R2 Shares Period ended	10-31-16	10-31-15	10-31-14	10-31-13	10-31-12	[1]
Per share operating performance
Net asset value, beginning of period	$45.89	$46.82	$43.93	$36.40	$34.46
Net investment income (loss)[2]	(0.09)	(0.05)	0.06	(0.04)	0.02
Net realized and unrealized gain (loss) on investments	(0.13)	5.27	4.06	8.36	1.92
Total from investment operations	(0.22)	5.22	4.12	8.32	1.94
Less distributions
From net investment income	(0.01)	(0.05)	(0.02)	—	—
From net realized gain	(2.67)	(6.10)	(1.21)	(0.79)	—
Total distributions	(2.68)	(6.15)	(1.23)	(0.79)	—
Net asset value, end of period	$42.99	$45.89	$46.82	$43.93	$36.40
Total return (%)[3]	(0.54)	13.01	9.59	23.31	5.63	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$6	$8	$34	$32	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.32	1.30	1.33	1.32	1.13	[6]
Expenses including reductions	1.32	1.29	1.32	1.31	1.13	[6]
Net investment income (loss)	(0.21)	(0.11)	0.13	(0.09)	0.08	[6]
Portfolio turnover (%)	44	30	43	30	30	[7]

1	The inception date for Class R2 shares is 3-1-12.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Less than $500,000.
6	Annualized.
7	The portfolio turnover is shown for the period from 11-1-11 to 10-31-12.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK U.S. GLOBAL LEADERS GROWTH FUND       22

Class R6 Shares Period ended	10-31-16	10-31-15	10-31-14	10-31-13	10-31-12
Per share operating performance
Net asset value, beginning of period	$46.39	$47.23	$44.19	$36.46	$32.06
Net investment income[1]	0.13	0.24	0.28	0.18	0.11
Net realized and unrealized gain (loss) on investments	(0.13)	5.25	4.09	8.34	5.27
Total from investment operations	—	5.49	4.37	8.52	5.38
Less distributions
From net investment income	(0.13)	(0.23)	(0.12)	—	—
From net realized gain	(2.67)	(6.10)	(1.21)	(0.79)	(0.98)
Total distributions	(2.80)	(6.33)	(1.33)	(0.79)	(0.98)
Net asset value, end of period	$43.59	$46.39	$47.23	$44.19	$36.46
Total return (%)[2]	(0.03)	13.61	10.15	23.83	17.42
Ratios and supplemental data
Net assets, end of period (in millions)	$5	$6	$4	$4	— [3]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.82	0.82	0.83	0.84	0.88
Expenses including reductions	0.80	0.80	0.80	0.84	0.85
Net investment income	0.30	0.55	0.64	0.47	0.30
Portfolio turnover (%)	44	30	43	30	30

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3	Less than $500,000.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK U.S. GLOBAL LEADERS GROWTH FUND       23

Notes to financial statements

Note 1 — Organization

John Hancock U.S. Global Leaders Growth Fund (the fund) is a series of John Hancock Capital Series (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term growth of capital.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class B shares are closed to new investors. Class I shares are offered to institutions and certain investors. Class R2 shares are available only to certain retirement plans. Class R6 shares are available only to certain retirement plans, institutions and other investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees, for each class may differ. Class B shares convert to Class A shares eight years after purchase.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission (SEC) and applicable regulations.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective net asset values each business day. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of

ANNUAL REPORT   |   JOHN HANCOCK U.S. GLOBAL LEADERS GROWTH FUND       24

the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of October 31, 2016, all investments are categorized as Level 1 under the hierarchy described above.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the SEC as an investment company. JHCT invests cash received as collateral as part of the securities lending program in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.

Obligations to repay collateral received by the fund are shown on the Statements of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of October 31, 2016, the fund loaned common stocks valued at $28,942,177 and received $29,553,670 of cash collateral.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 30, 2016, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for certain funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Prior to June 30, 2016, the fund had a similar agreement that enabled it to participate in a $750 million unsecured committed line of credit. For the year ended October 31, 2016, the fund had no borrowings under either line of credit. Commitment fees for the year ended October 31, 2016, were $3,876.

ANNUAL REPORT   |   JOHN HANCOCK U.S. GLOBAL LEADERS GROWTH FUND       25

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of October 31, 2016, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually. The tax character of distributions for the years ended October 31, 2016 and 2015 was as follows:

	October 31, 2016	October 31, 2015
Ordinary income	$10,352,368	$32,535,251
Long-term capital gains	59,733,212	118,524,197
Total	$70,085,580	$151,059,448

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31, 2016, the components of distributable earnings on a tax basis consisted of $9,951,206 of undistributed ordinary income and $44,201,057 of undistributed long-term capital gains.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to net operating losses and wash sale loss deferrals.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a monthly management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.75% of the first $500 million of the fund's average daily net assets; (b) 0.73% of the next $500 million of the fund's average daily net assets; (c) 0.71% of the next $1 billion of the fund's average daily net assets; (d) 0.70% of the next $3 billion of the fund's average daily net assets; and (e) 0.65% of the

ANNUAL REPORT   |   JOHN HANCOCK U.S. GLOBAL LEADERS GROWTH FUND       26

fund's average daily net assets in excess of $5 billion. The Advisor has a subadvisory agreement with Sustainable Growth Advisers, LP. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended October 31, 2016, this waiver amounted to 0.01% of the fund's average net assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to waive and/or reimburse all class-specific expenses for Class R6 shares of the fund to the extent they exceed 0.00% of average daily net assets (on an annualized basis). The waiver expires on February 28, 2017, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

For the year ended October 31, 2016, these expense reductions described above amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$48,041	Class R2	$485
Class B	1,575	Class R6	1,332
Class C	9,550	Total	$82,298
Class I	21,315

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended October 31, 2016 were equivalent to a net annual effective rate of 0.73% of the fund's average daily net assets.

Accounting and legal services. Pursuant to the Accounting and Legal Services Agreement the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended October 31, 2016 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class B, Class C and Class R2 shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R2 shares, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares.

Class	Rule 12b-1 fee	Service fee
Class A	0.25%	—
Class B	1.00%	—
Class C	1.00%	—
Class R2	0.25%	0.25%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $1,556,941 for the year ended October 31, 2016. Of this amount, $252,645 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $1,286,474 was paid as sales commissions to broker-dealers and $17,822 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A, Class B and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00%. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the

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current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended October 31, 2016, CDSCs received by the Distributor amounted to $10,182, $19,926 and $13,084 for Class A, Class B and Class C shares, respectively.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended October 31, 2016 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$1,620,219	$811,025
Class B	212,682	26,598
Class C	1,288,982	161,301
Class I	—	321,528
Class R2	32,894	1,144
Class R6	—	935
Total	$3,154,777	$1,322,531

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 5 — Fund share transactions

Transactions in fund shares for the years ended October 31, 2016 and 2015 were as follows:

		Year ended 10-31-16		Year ended 10-31-15
	Shares	Amount	Shares	Amount
Class A shares
Sold	3,451,880	$138,442,519	2,884,716	$120,516,685
Distributions reinvested	941,848	38,973,281	2,043,001	78,369,507
Repurchased	(4,607,926)	(189,841,715)	(3,208,214)	(133,880,478)
Net increase (decrease)	(214,198)	($12,425,915)	1,719,503	$65,005,714
Class B shares
Sold	21,655	$789,512	21,577	$779,351
Distributions reinvested	40,617	1,478,312	103,355	3,538,881
Repurchased	(161,811)	(5,789,792)	(171,406)	(6,411,181)
Net decrease	(99,539)	($3,521,968)	(46,474)	($2,092,949)
Class C shares
Sold	484,491	$17,305,223	611,060	$22,536,120
Distributions reinvested	208,307	7,584,455	455,794	15,610,952
Repurchased	(929,819)	(33,321,999)	(822,630)	(30,578,584)
Net increase (decrease)	(237,021)	($8,432,321)	244,224	$7,568,488

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		Year ended 10-31-16		Year ended 10-31-15
	Shares	Amount	Shares	Amount
Class I shares
Sold	3,154,966	$137,331,808	1,700,737	$74,397,159
Distributions reinvested	341,949	14,960,261	866,698	34,988,580
Repurchased	(2,622,121)	(112,272,307)	(2,976,348)	(130,529,380)
Net increase (decrease)	874,794	$40,019,762	(408,913)	($21,143,641)
Class R2 shares
Sold	35,125	$1,459,180	133,382	$5,717,915
Distributions reinvested	7,683	333,737	98,228	3,946,810
Repurchased	(69,441)	(3,033,466)	(784,755)	(34,430,858)
Net decrease	(26,633)	($1,240,549)	(553,145)	($24,766,133)
Class R6 shares
Sold	23,477	$988,082	55,043	$2,412,883
Distributions reinvested	7,444	326,419	12,529	506,556
Repurchased	(26,682)	(1,143,933)	(30,091)	(1,290,510)
Net increase	4,239	$170,568	37,481	$1,628,929
Total net increase	301,642	$14,569,577	992,676	$26,200,408

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $467,888,654 and $486,988,329, respectively, for the year ended October 31, 2016.

Note 7 — Industry or sector risk

The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund's assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund's NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.

Note 8 — New rule issuance

In October 2016, the SEC issued Final Rule Release No. 33-10231, Investment Company Reporting Modernization (the Release). The Release calls for the adoption of new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The Commission is adopting amendments to Regulation S-X, which will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. Management is in the process of reviewing the impact to the financial statements.

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AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Capital Series and Shareholders of John Hancock U.S. Global Leaders Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock U.S. Global Leaders Growth Fund (the "Fund") at October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by correspondence with the custodian, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 16, 2016

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TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2016.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The fund paid $59,733,212 in capital gain dividends.

Eligible shareholders will be mailed a 2016 Form 1099-DIV in early 2017. This will reflect the tax character of all distributions paid in calendar year 2016.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

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Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Capital Series (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Sustainable Growth Advisers, LP (the Subadvisor), for John Hancock U.S. Global Leaders Growth Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 2023, 2016 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 2425, 2016.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 2023, 2016, the Board, including the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of mutual fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

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Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor's risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that the fund outperformed its benchmark index and its peer group average for the one- and five-year periods ended December 31, 2015. The Board also noted that the fund underperformed its benchmark index and its peer

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group average for the three-year period ended December 31, 2015. The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the benchmark and the peer group for the one- and five-year periods. The Board concluded that the fund's performance has generally been in line with or outperformed the historical performance of comparable funds and the fund's benchmark index.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees for the fund are higher than the peer group median and net total expenses for the fund are equal to the peer group median.

The Board took into account management's discussion of the fund's expenses, including the fact that the fund's net total expenses had decreased from the previous year. The Board also took into account management's discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm's length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;

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(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm's length; and
(j)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significance to the Trust's Advisor and Subadvisor.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with

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the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.

The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm's length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board's consideration of the Subadvisory Agreement.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the subadvisory fees for this fund are higher than the peer group median. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds and the fund's benchmark index;

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(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

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Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James M. Oates, Born: 1946	2012	227
Trustee and Chairperson of the Board
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).

Charles L. Bardelis,[2] Born: 1941	2012	227
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2012	227
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2005	227
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2012	227
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK U.S. GLOBAL LEADERS GROWTH FUND       38

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2012	227
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	227
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts, (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Hassell H. McClellan, Born: 1945	2012	227
Trustee
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Steven R. Pruchansky, Born: 1944	2005	227
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, and Vice Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK U.S. GLOBAL LEADERS GROWTH FUND       39

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2009	227
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James R. Boyle, Born: 1959	2015	227
Non-Independent Trustee
Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Craig Bromley, Born: 1966	2012	227
Non-Independent Trustee
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Financial Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005-2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Warren A. Thomson, Born: 1955	2012	227
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK U.S. GLOBAL LEADERS GROWTH FUND       40

Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) during past 5 years	Officer of the Trust since
Andrew G. Arnott, Born: 1971	2007
President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust (since 2015); President, John Hancock Exchange-Traded Fund Trust (since 2014).

John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust (since 2015) and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 38 other John Hancock funds consisting of 28 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK U.S. GLOBAL LEADERS GROWTH FUND       41

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Sustainable Growth Advisers, LP (SGA)

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK U.S. GLOBAL LEADERS GROWTH FUND       42

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Global Real Estate

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios

Retirement Living Portfolios

Retirement Living II Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We build funds based on investor needs, then search the world to find proven portfolio teams with specialized expertise in those strategies. As a manager of managers, we apply vigorous oversight to ensure that they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock U.S. Global Leaders Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF327104	26A 10/16 12/16

John Hancock

Classic Value Fund

Annual report 10/31/16

A message to shareholders

Dear shareholder,

The past 12 months were generally positive for U.S. equities. In spite of two corrections—declines of 10% or more—markets hit all-time highs this summer, buoyed by decent corporate earnings and relatively light trading volume. Although economic growth remains more sluggish than many would like, consumer spending and employment gains have been supportive of the continued stock market advance.

That said, there are a number of looming uncertainties that have given investors pause. President-elect Donald J. Trump will face the challenges of uniting a fractured electorate and reigniting growth in a lethargic economy. The U.S. Federal Reserve, after a year of holding tight on interest rates, will meet in December to discuss whether the economy is stable enough to handle another increase in the federal funds rate as it seeks to normalize monetary policy. Advisors and investors are concerned, as we close out the eighth year of a bull market, that there is more that could go wrong than could continue to go right. It is the kind of environment that underscores the value of professional financial guidance and the importance of diversification and a long-term perspective.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views, which are subject to change at any time. All investments entail risks, including the possible loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Classic Value Fund

Table of contents

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
15	Financial statements
19	Financial highlights
29	Notes to financial statements
37	Auditor's report
38	Tax information
39	Continuation of investment advisory and subadvisory agreements
45	Trustees and Officers
49	More information

ANNUAL REPORT   |   JOHN HANCOCK CLASSIC VALUE FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term growth of capital.

AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/16 (%)

The Russell 1000 Value Index is an unmanaged index containing those securities in the Russell 1000 Index with a less-than-average growth orientation.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK CLASSIC VALUE FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Equity markets struggled with periods of volatility

The market was volatile at times during the period, but equities continued to advance on rising oil prices and moderately steady global growth.

The fund was up but underperformed its benchmark

The fund trailed its benchmark, the Russell 1000 Value Index, due primarily to sector allocation.

Overweights in consumer discretionary and financials were among the top relative detractors

From a sector standpoint, consumer discretionary, financials, utilities and materials were the top relative detractors; energy, information technology, healthcare, and industrials contributed.

SECTOR COMPOSITION AS OF 10/31/16 (%)

A note about risks

The value of a company's equity securities is subject to changes in the company's financial condition and overall market and economic conditions. The securities of value companies are subject to the risk that the companies may not overcome the adverse business developments or other factors causing their securities to be underpriced or that the market may never come to recognize their fundamental value. Sector investing is subject to greater risks than the market as a whole. Because the fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors, and investments focused in one sector may fluctuate more widely than investments broadly invested across sectors. Foreign investing has additional risks, such as currency and market volatility and political and social instability. Please see the fund's prospectus for additional risks.

ANNUAL REPORT   |   JOHN HANCOCK CLASSIC VALUE FUND       3

Discussion of fund performance

An interview with the portfolio management team from Pzena Investment Management, LLC

Richard S. Pzena
Portfolio Manager
Pzena Investment Management, LLC

John P. Goetz
Portfolio Manager
Pzena Investment Management, LLC

Benjamin S. Silver, CFA, CPA
Portfolio Manager
Pzena Investment Management, LLC

Can you briefly describe the market environment over the past 12 months?

U.S. equities advanced over the 12-month period ended October 31, 2016. Major indexes reached record highs, but then volatility spiked on weakness in China and the U.K.'s decision to exit from the European Union (Brexit), including the possibility of a global recession. Equity markets in the U.S. ended in positive territory, as expectation of a U.S. Federal Reserve interest-rate hike was pushed further into the future and after it was realized that Brexit might not have such a significant impact on U.S. companies.

Investors fled to safety, but with interest rates near or below zero they found refuge in defensive sectors of the markets. Valuation spreads between the cheapest and most expensive stocks have widened and are now approaching Internet bubble levels, the widest spreads recorded in 50 years. We believe this suggests a significant opportunity for value investors. The Russell 1000 Value Index was up 6.37%, with a distinct tilt toward more economically cyclical sectors and away from the market leaders such as healthcare, consumer staples, and utilities near the end of the period.

What factors caused the fund to underperform its benchmark?

Adverse sector allocation primarily drove relative underperformance. The consumer discretionary sector was the most significant detractor from relative returns. Relative to the benchmark, Staples, Inc. was the top detractor, as the Federal Trade Commission won its administrative complaint against the proposed acquisition of Office Depot Inc. We added to the position, as we believe the

ANNUAL REPORT   |   JOHN HANCOCK CLASSIC VALUE FUND       4

"Valuation spreads between the cheapest and most expensive stocks have widened and are now approaching Internet bubble levels, the widest spreads recorded in 50 years."
stock trades at the value of the corporate delivery business, attributing no value to the annual profit of the retail business.

Financials were affected by a range of fears and uncertainties, including declining interest rates, increased regulation, loans to energy and commodity companies, and weakening capital markets. These worries drove global and investment bank valuations down to significant discounts to book value, approaching valuations last seen in 2011. UBS Group AG also detracted, as the company reported significant outflows and reduced margins in its wealth management division.

What performed well?

The energy and information technology sectors were the top contributors to relative performance, due primarily to positive stock selection. In energy, the portfolio benefited from an increase in exposure to the sector, including initiating a position in Halliburton Company, which benefited from rising oil prices. The largest contributor was Hewlett Packard Enterprise Co., which continued to unlock value following a split last year into enterprise and personal computer (PC) and printer businesses.

What were some notable additions and deletions to the portfolio?

We initiated a position in Capital One Financial Corp., the fourth-largest credit card issuer in the

TOP 10 HOLDINGS AS OF 10/31/16 (%)

Bank of America Corp.	4.0
Voya Financial, Inc.	3.8
Citigroup, Inc.	3.7
Royal Dutch Shell PLC, ADR, Class A	3.5
Morgan Stanley	3.4
The Goldman Sachs Group, Inc.	3.2
Parker-Hannifin Corp.	3.0
Capital One Financial Corp.	2.9
Dover Corp.	2.9
Franklin Resources, Inc.	2.9
TOTAL	33.3
As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK CLASSIC VALUE FUND       5

"The consumer discretionary sector was the most significant detractor from relative returns."
nation, as credit cards offer a high return on capital and a demonstrated competitive discipline. Although Capital One has displayed better underwriting discipline than its peers and operates in a less competitive segment of the market, the company is trading at an attractive multiple as compared to normal earnings using average returns of the industry.

We also purchased Hilton Worldwide Holdings Inc., a leading hotel company whose shares have underperformed due to fears of a turn in the lodging cycle. The company continues to reposition itself toward a franchise model with a demonstrated value add to the customer through higher revenues per room than comparable independent hotels. We believe that the strong portfolio of brands and robust pipeline of new properties position the company to continue to take share.

New positions included Seagate Technology PLC, which we believe should benefit from a transition from PCs to cloud-based computer storage. As data moves from PCs to the cloud, increased demand for commercial hard disk drives, due to their higher margins, is an overall benefit to Seagate.

During the period, we sold a position in Willis Towers Watson PLC, following the merger of Willis Group Holdings PLC and Towers Watson & Co., and also sold The PNC Financial Services Group Inc. to make room for Capital One. We also trimmed positions in Microsoft Corp. and American International Group, Inc.

How was the portfolio positioned at the end of the period?

At the end of the period, the fund was overweight in financials, consumer discretionary, information

COUNTRY COMPOSITION AS OF 10/31/16 (%)

United States	86.5
Netherlands	3.5
Bermuda	2.6
Canada	2.5
United Kingdom	2.5
Switzerland	2.4
TOTAL	100.0
As a percentage of net assets.

ANNUAL REPORT   |   JOHN HANCOCK CLASSIC VALUE FUND       6

technology, and energy, and was underweight in healthcare, consumer staples, and industrials. The fund had no weight in materials, telecommunication services, real estate, and utilities. We continue to maintain little exposure to so called safe sectors such as consumer staples, health care, and utilities, which are trading at significant premiums. While we continue to be overweight in financial holdings, the sector continued to be challenged as global economic uncertainties increased and interest rates declined. Markets, however, are overlooking self-help measures these institutions are taking to improve returns; they haven't allowed for the potential of higher interest rates as inflationary pressures become more evident.

We continue to seek to buy good businesses at low prices, focusing exclusively on companies that are underperforming their historically demonstrated earnings power.

Can you tell us about an upcoming change to the portfolio management team?

Effective January 1, 2017, John P. Goetz will no longer be managing the fund. We will add John Flynn to the team. He is currently co-portfolio manager for our U.S. mid-cap and small-cap strategies, and has been with the firm for 11 years.

MANAGED BY

Richard S. Pzena On the fund since 1996 Investing since 1980
John P. Goetz On the fund since 1996 Investing since 1979
Benjamin S. Silver, CFA, CPA On the fund since 2012 Investing since 1991

The views expressed in this report are exclusively those of the portfolio management team from Pzena Investment Management, LLC, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK CLASSIC VALUE FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2016

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	10-year	5-year	10-year
Class A	-1.29	10.52	1.52	64.92	16.27
Class B	-1.90	10.55	1.43	65.09	15.28
Class C	2.11	10.81	1.27	67.03	13.49
Class I1	4.18	11.97	2.38	75.98	26.51
Class R1[1]	3.53	11.24	1.69	70.36	18.20
Class R2[1,2]	3.76	11.66	2.00	73.59	21.89
Class R3[1,2]	3.57	11.37	1.75	71.36	18.95
Class R4[1,2]	4.10	11.90	2.14	75.44	23.63
Class R5[1,2]	4.27	12.05	2.37	76.65	26.37
Class R6[1,2]	4.26	12.08	2.44	76.86	27.30
Index†	6.37	13.31	5.35	86.75	68.37

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1 to 6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R1, Class R2, Class R3, Class R4, Class R5, and Class R6 shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class B	Class C	Class I	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6
Gross (%)	1.19	1.93	1.94	0.92	1.57	1.32	1.48	1.18	0.87	0.83
Net (%)	1.19	1.93	1.94	0.92	1.57	1.32	1.48	1.08	0.87	0.81

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the Russell 1000 Value Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK CLASSIC VALUE FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Classic Value Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the Russell 1000 Value Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class B3	10-31-06	11,528	11,528	16,837
Class C3	10-31-06	11,349	11,349	16,837
Class I1	10-31-06	12,651	12,651	16,837
Class R1[1]	10-31-06	11,820	11,820	16,837
Class R2[1,2]	10-31-06	12,189	12,189	16,837
Class R3[1,2]	10-31-06	11,895	11,895	16,837
Class R4[1,2]	10-31-06	12,363	12,363	16,837
Class R5[1,2]	10-31-06	12,637	12,637	16,837
Class R6[1,2]	10-31-06	12,730	12,730	16,837

Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

The Russell 1000 Value Index is an unmanaged index containing those securities in the Russell 1000 Index with a less-than-average growth orientation.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	For certain types of investors, as described in the fund's prospectus.
2	Class R2 shares were first offered on 3-1-12; Class R3, Class R4, and Class R5 shares were first offered on 5-22-09; Class R6 shares were first offered on 9-1-11. The returns prior to these dates are those of Class A shares that have been recalculated to apply the gross fees and expenses of Class R2, Class R3, Class R4, Class R5, and Class R6 shares, as applicable.
3	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK CLASSIC VALUE FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on May 1, 2016, with the same investment held until October 31, 2016.

	Account value on 5-1-2016	Ending value on 10-31-2016	Expenses paid during period ended 10-31-2016[1]	Annualized expense ratio
Class A	$1,000.00	$1,052.00	$6.09	1.18%
Class B	1,000.00	1,047.80	9.93	1.93%
Class C	1,000.00	1,047.80	9.93	1.93%
Class I	1,000.00	1,053.10	4.75	0.92%
Class R1	1,000.00	1,049.80	8.04	1.56%
Class R2	1,000.00	1,051.20	6.81	1.32%
Class R3	1,000.00	1,050.00	7.57	1.47%
Class R4	1,000.00	1,052.70	4.95	0.96%
Class R5	1,000.00	1,053.50	4.44	0.86%
Class R6	1,000.00	1,053.50	4.18	0.81%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2016, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

ANNUAL REPORT   |   JOHN HANCOCK CLASSIC VALUE FUND       10

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on May 1, 2016, with the same investment held until October 31, 2016. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 5-1-2016	Ending value on 10-31-2016	Expenses paid during period ended 10-31-2016[1]	Annualized expense ratio
Class A	$1,000.00	$1,019.20	$5.99	1.18%
Class B	1,000.00	1,015.40	9.78	1.93%
Class C	1,000.00	1,015.40	9.78	1.93%
Class I	1,000.00	1,020.50	4.67	0.92%
Class R1	1,000.00	1,017.30	7.91	1.56%
Class R2	1,000.00	1,018.50	6.70	1.32%
Class R3	1,000.00	1,017.70	7.46	1.47%
Class R4	1,000.00	1,020.30	4.88	0.96%
Class R5	1,000.00	1,020.80	4.37	0.86%
Class R6	1,000.00	1,021.10	4.12	0.81%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
ANNUAL REPORT   |   JOHN HANCOCK CLASSIC VALUE FUND       11

Fund's investments

As of 10-31-16
	Shares	Value
Common stocks 99.5%		$1,534,305,014
(Cost $1,359,584,725)
Consumer discretionary 12.9%		199,418,600
Automobiles 2.4%
Ford Motor Company	3,179,115	37,322,810
Hotels, restaurants and leisure 2.5%
Hilton Worldwide Holdings, Inc.	1,700,250	38,425,650
Media 5.8%
News Corp., Class A	2,307,390	27,965,567
Omnicom Group, Inc.	488,083	38,958,785
The Interpublic Group of Companies, Inc.	1,029,950	23,060,581
Specialty retail 2.2%
Staples, Inc.	4,552,055	33,685,207
Consumer staples 2.7%		40,965,201
Food and staples retailing 2.7%
Wal-Mart Stores, Inc.	585,050	40,965,201
Energy 15.6%		240,588,304
Energy equipment and services 2.4%
Halliburton Company	806,775	37,111,650
Oil, gas and consumable fuels 13.2%
BP PLC, ADR	1,083,645	38,523,580
Cenovus Energy, Inc.	2,698,853	38,971,437
Exxon Mobil Corp.	434,765	36,224,620
Murphy Oil Corp.	1,402,701	36,287,875
Royal Dutch Shell PLC, ADR, Class A	1,073,462	53,469,142
Financials 42.1%		649,627,204
Banks 13.1%
Bank of America Corp.	3,701,213	61,070,015
Citigroup, Inc.	1,165,591	57,288,798
JPMorgan Chase & Co.	586,661	40,632,141
Regions Financial Corp.	4,003,075	42,872,933
Capital markets 14.4%
Franklin Resources, Inc.	1,329,542	44,752,384
Morgan Stanley	1,563,471	52,485,721
State Street Corp.	562,327	39,480,979
The Goldman Sachs Group, Inc.	274,028	48,842,751
UBS Group AG (L)	2,577,126	36,260,162
Consumer finance 2.9%
Capital One Financial Corp.	617,578	45,725,475

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK CLASSIC VALUE FUND       12

		Shares	Value
Financials (continued)
Diversified financial services 3.8%
	Voya Financial, Inc.	1,910,293	$58,359,451
Insurance 7.9%
	American International Group, Inc.	663,702	40,950,413
	Axis Capital Holdings, Ltd.	696,674	39,689,518
	MetLife, Inc.	877,693	41,216,463
Health care 3.9%			59,746,419
Health care equipment and supplies 1.9%
	Abbott Laboratories	758,577	29,766,561
Health care providers and services 2.0%
	Cigna Corp.	252,292	29,979,858
Industrials 7.8%			120,593,589
Machinery 7.8%
	Dover Corp.	673,000	45,016,970
	Parker-Hannifin Corp.	378,950	46,516,113
	Stanley Black & Decker, Inc.	255,275	29,060,506
Information technology 14.5%			223,365,697
Electronic equipment, instruments and components 1.0%
	Corning, Inc.	696,483	15,817,129
IT services 0.4%
	Cognizant Technology Solutions Corp., Class A (I)	120,150	6,169,703
Semiconductors and semiconductor equipment 2.4%
	Intel Corp.	1,063,355	37,079,189
Software 3.9%
	Microsoft Corp.	273,173	16,368,526
	Oracle Corp.	1,149,564	44,166,249
Technology hardware, storage and peripherals 6.8%
	Hewlett Packard Enterprise Company	1,756,701	39,473,071
	HP, Inc.	1,654,301	23,970,821
	Seagate Technology PLC	1,175,197	40,321,009
	Yield (%)	Shares	Value
Securities lending collateral 0.4%			$5,941,232
(Cost $5,941,172)
John Hancock Collateral Trust (W)	0.6357(Y)	593,678	5,941,232

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK CLASSIC VALUE FUND       13

	Par value^	Value
Short-term investments 0.6%		$9,387,000
(Cost $9,387,000)
Repurchase agreement 0.6%		9,387,000
Repurchase Agreement with State Street Corp. dated 10-31-16 at 0.030% to be repurchased at $9,387,008 on 11-1-16, collateralized by $9,565,000 Federal Home Loan Mortgage Corp., 1.000% due 8-15-18 (valued at $9,576,956, including interest)	9,387,000	9,387,000
Total investments (Cost $1,374,912,897)† 100.5%		$1,549,633,246
Other assets and liabilities, net (0.5%)		($7,118,820)
Total net assets 100.0%		$1,542,514,426

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Key to Security Abbreviations and Legend
ADR	American Depositary Receipts
(I)	Non-income producing security.
(L)	A portion of this security is on loan as of 10-31-16.
(W)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(Y)	The rate shown is the annualized seven-day yield as of 10-31-16.
†	At 10-31-16, the aggregate cost of investment securities for federal income tax purposes was $1,383,895,088. Net unrealized appreciation aggregated to $165,738,158, of which $268,373,884 related to appreciated investment securities and $102,635,726 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK CLASSIC VALUE FUND       14

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 10-31-16

Assets
Unaffiliated investments, at value (Cost $1,368,971,725) including $5,654,761 of securities loaned	$1,543,692,014
Affiliated investments, at value (Cost $5,941,172)	5,941,232
Total investments, at value (Cost $1,374,912,897)	1,549,633,246
Cash	451
Receivable for investments sold	3,614,079
Receivable for fund shares sold	1,950,770
Dividends and interest receivable	986,799
Receivable for securities lending income	11,680
Other receivables and prepaid expenses	75,582
Total assets	1,556,272,607
Liabilities
Payable for investments purchased	3,355,391
Payable for fund shares repurchased	2,902,267
Payable upon return of securities loaned	5,928,055
Payable to affiliates
Accounting and legal services fees	82,133
Transfer agent fees	155,512
Distribution and service fees	138,886
Trustees' fees	521
Investment management fees	994,640
Other liabilities and accrued expenses	200,776
Total liabilities	13,758,181
Net assets	$1,542,514,426
Net assets consist of
Paid-in capital	$2,787,900,158
Undistributed net investment income	27,649,713
Accumulated net realized gain (loss) on investments and foreign currency transactions	(1,447,755,794)
Net unrealized appreciation (depreciation) on investments	174,720,349
Net assets	$1,542,514,426

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK CLASSIC VALUE FUND       15

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($308,365,347 ÷ 11,807,516 shares)[1]	$26.12
Class B ($5,514,052 ÷ 214,878 shares)[1]	$25.66
Class C ($76,236,259 ÷ 2,972,021 shares)[1]	$25.65
Class I ($1,146,415,158 ÷ 43,773,533 shares)	$26.19
Class R1 ($2,713,710 ÷ 103,868 shares)	$26.13
Class R2 ($831,684 ÷ 31,907 shares)	$26.07
Class R3 ($891,698 ÷ 34,250 shares)	$26.03
Class R4 ($58,216 ÷ 2,224.19 shares)	$26.17
Class R5 ($50,566 ÷ 1,929.54 shares)	$26.21
Class R6 ($1,437,736 ÷ 54,844.25 shares)	$26.21
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$27.49

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK CLASSIC VALUE FUND       16

STATEMENT OF OPERATIONS   For the year ended 10-31-16

Investment income
Dividends	$52,228,934
Securities lending	355,701
Interest	2,353
Less foreign taxes withheld	(55,294)
Total investment income	52,531,694
Expenses
Investment management fees	13,242,979
Distribution and service fees	1,674,674
Accounting and legal services fees	365,244
Transfer agent fees	2,018,738
Trustees' fees	27,124
State registration fees	185,747
Printing and postage	190,268
Professional fees	127,167
Custodian fees	203,210
Other	45,151
Total expenses	18,080,302
Less expense reductions	(131,037)
Net expenses	17,949,265
Net investment income	34,582,429
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	194,799,297
Affiliated investments	12,860
194,812,157
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	(176,976,456)
Affiliated investments	(353)
(176,976,809)
Net realized and unrealized gain	17,835,348
Increase in net assets from operations	$52,417,777

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK CLASSIC VALUE FUND       17

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 10-31-16	Year ended 10-31-15
Increase (decrease) in net assets
From operations
Net investment income	$34,582,429	$30,179,909
Net realized gain	194,812,157	293,921,993
Change in net unrealized appreciation (depreciation)	(176,976,809)	(298,499,198)
Increase in net assets resulting from operations	52,417,777	25,602,704
Distributions to shareholders
From net investment income
Class A	(4,673,892)	(3,212,030)
Class B	(44,626)	(13,671)
Class C	(516,614)	(123,133)
Class I	(25,462,459)	(22,957,701)
Class R1	(34,026)	(32,345)
Class R2	(4,242)	(3,998)
Class R3	(10,558)	(6,808)
Class R4	(895)	(632)
Class R5	(1,797)	(1,438)
Class R6	(21,271)	(7,858)
Total distributions	(30,770,380)	(26,359,614)
From fund share transactions	(522,659,442)	(816,816,932)
Total decrease	(501,012,045)	(817,573,842)
Net assets
Beginning of year	2,043,526,471	2,861,100,313
End of year	$1,542,514,426	$2,043,526,471
Undistributed net investment income	$27,649,713	$23,839,553

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK CLASSIC VALUE FUND       18

Financial highlights

Class A Shares Period ended	10-31-16	10-31-15	10-31-14	10-31-13	10-31-12
Per share operating performance
Net asset value, beginning of period	$25.49	$25.82	$23.12	$17.02	$15.86
Net investment income[1]	0.43	0.28	0.18	0.20	0.20
Net realized and unrealized gain (loss) on investments	0.54	(0.39)	2.72	6.09	1.12
Total from investment operations	0.97	(0.11)	2.90	6.29	1.32
Less distributions
From net investment income	(0.34)	(0.22)	(0.20)	(0.19)	(0.16)
Net asset value, end of period	$26.12	$25.49	$25.82	$23.12	$17.02
Total return (%)[2,3]	3.90	(0.42)	12.64	37.32	8.45
Ratios and supplemental data
Net assets, end of period (in millions)	$308	$351	$384	$476	$417
Ratios (as a percentage of average net assets):
Expenses before reductions	1.19	1.19	1.19	1.25	1.31
Expenses including reductions	1.18	1.18	1.18	1.25	1.31
Net investment income	1.76	1.07	0.73	1.00	1.24
Portfolio turnover (%)	21	17	24	30	37

1	Based on average daily shares outstanding.
2	Does not reflect the effect of sales charges, if any.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK CLASSIC VALUE FUND       19

Class B Shares Period ended	10-31-16	10-31-15	10-31-14		10-31-13	10-31-12
Per share operating performance
Net asset value, beginning of period	$25.04	$25.37	$22.72		$16.73	$15.58
Net investment income[1]	0.25	0.08	—	[2]	0.07	0.08
Net realized and unrealized gain (loss) on investments	0.52	(0.38)	2.68		5.98	1.10
Total from investment operations	0.77	(0.30)	2.68		6.05	1.18
Less distributions
From net investment income	(0.15)	(0.03)	(0.03)		(0.06)	(0.03)
Net asset value, end of period	$25.66	$25.04	$25.37		$22.72	$16.73
Total return (%)[3,4]	3.10	(1.18)	11.79		36.30	7.62
Ratios and supplemental data
Net assets, end of period (in millions)	$6	$8	$11		$18	$25
Ratios (as a percentage of average net assets):
Expenses before reductions	1.94	1.93	1.94		2.00	2.06
Expenses including reductions	1.93	1.93	1.93		2.00	2.06
Net investment income	1.03	0.32	0.01		0.34	0.50
Portfolio turnover (%)	21	17	24		30	37

1	Based on average daily shares outstanding.
2	Less than $0.005 per share.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK CLASSIC VALUE FUND       20

Class C Shares Period ended	10-31-16	10-31-15	10-31-14	10-31-13	10-31-12
Per share operating performance
Net asset value, beginning of period	$25.03	$25.36	$22.71	$16.73	$15.58
Net investment income (loss)[1]	0.24	0.08	(0.01)	0.05	0.08
Net realized and unrealized gain (loss) on investments	0.53	(0.38)	2.69	5.99	1.10
Total from investment operations	0.77	(0.30)	2.68	6.04	1.18
Less distributions
From net investment income	(0.15)	(0.03)	(0.03)	(0.06)	(0.03)
Net asset value, end of period	$25.65	$25.03	$25.36	$22.71	$16.73
Total return (%)[2,3]	3.11	(1.18)	11.80	36.24	7.62
Ratios and supplemental data
Net assets, end of period (in millions)	$76	$88	$101	$95	$81
Ratios (as a percentage of average net assets):
Expenses before reductions	1.94	1.94	1.94	2.00	2.06
Expenses including reductions	1.93	1.93	1.93	2.00	2.06
Net investment income (loss)	1.01	0.32	(0.04)	0.25	0.47
Portfolio turnover (%)	21	17	24	30	37

1	Based on average daily shares outstanding.
2	Does not reflect the effect of sales charges, if any.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK CLASSIC VALUE FUND       21

Class I Shares Period ended	10-31-16	10-31-15	10-31-14	10-31-13	10-31-12
Per share operating performance
Net asset value, beginning of period	$25.56	$25.90	$23.19	$17.07	$15.93
Net investment income[1]	0.51	0.35	0.24	0.25	0.26
Net realized and unrealized gain (loss) on investments	0.53	(0.40)	2.74	6.11	1.11
Total from investment operations	1.04	(0.05)	2.98	6.36	1.37
Less distributions
From net investment income	(0.41)	(0.29)	(0.27)	(0.24)	(0.23)
Net asset value, end of period	$26.19	$25.56	$25.90	$23.19	$17.07
Total return (%)[2]	4.18	(0.19)	12.95	37.76	8.78
Ratios and supplemental data
Net assets, end of period (in millions)	$1,146	$1,591	$2,355	$2,018	$982
Ratios (as a percentage of average net assets):
Expenses before reductions	0.93	0.92	0.93	0.94	0.97
Expenses including reductions	0.92	0.91	0.92	0.94	0.96
Net investment income	2.07	1.34	0.97	1.24	1.55
Portfolio turnover (%)	21	17	24	30	37

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK CLASSIC VALUE FUND       22

Class R1 Shares Period ended	10-31-16	10-31-15	10-31-14	10-31-13	10-31-12
Per share operating performance
Net asset value, beginning of period	$25.49	$25.83	$23.13	$17.03	$15.87
Net investment income[1]	0.34	0.17	0.08	0.13	0.15
Net realized and unrealized gain (loss) on investments	0.55	(0.38)	2.73	6.10	1.11
Total from investment operations	0.89	(0.21)	2.81	6.23	1.26
Less distributions
From net investment income	(0.25)	(0.13)	(0.11)	(0.13)	(0.10)
Net asset value, end of period	$26.13	$25.49	$25.83	$23.13	$17.03
Total return (%)[2]	3.53	(0.82)	12.21	36.84	8.06
Ratios and supplemental data
Net assets, end of period (in millions)	$3	$3	$7	$6	$4
Ratios (as a percentage of average net assets):
Expenses before reductions	1.55	1.57	1.57	1.60	1.65
Expenses including reductions	1.55	1.57	1.57	1.60	1.65
Net investment income	1.40	0.64	0.32	0.63	0.88
Portfolio turnover (%)	21	17	24	30	37

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK CLASSIC VALUE FUND       23

Class R2 Shares Period ended	10-31-16	10-31-15	10-31-14		10-31-13		10-31-12	[1]
Per share operating performance
Net asset value, beginning of period	$25.46	$25.85	$23.16		$17.05		$17.08
Net investment income[2]	0.36	0.26	0.17		0.18		0.13
Net realized and unrealized gain (loss) on investments	0.58	(0.41)	2.75		6.15		(0.16)
Total from investment operations	0.94	(0.15)	2.92		6.33		(0.03)
Less distributions
From net investment income	(0.33)	(0.24)	(0.23)		(0.22)		—
Net asset value, end of period	$26.07	$25.46	$25.85		$23.16		$17.05
Total return (%)[3]	3.76	(0.56)	12.70		37.53		(0.18	) [4]
Ratios and supplemental data
Net assets, end of period (in millions)	$1	— [5]	—	[5]	—	[5]	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.33	1.26	1.19		1.13		1.13	[6]
Expenses including reductions	1.32	1.26	1.18		1.13		1.13	[6]
Net investment income	1.47	0.99	0.68		0.86		1.17	[6]
Portfolio turnover (%)	21	17	24		30		37	[7]

1	The inception date for Class R2 shares is 3-1-12.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Less than $500,000.
6	Annualized.
7	The portfolio turnover is shown for the period from 11-1-11 to 10-31-12.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK CLASSIC VALUE FUND       24

Class R3 Shares Period ended	10-31-16	10-31-15	10-31-14	10-31-13		10-31-12
Per share operating performance
Net asset value, beginning of period	$25.41	$25.75	$23.08	$17.00		$15.84
Net investment income[1]	0.36	0.20	0.09	0.14		0.17
Net realized and unrealized gain (loss) on investments	0.53	(0.39)	2.74	6.10		1.12
Total from investment operations	0.89	(0.19)	2.83	6.24		1.29
Less distributions
From net investment income	(0.27)	(0.15)	(0.16)	(0.16)		(0.13)
Net asset value, end of period	$26.03	$25.41	$25.75	$23.08		$17.00
Total return (%)[2]	3.57	(0.73)	12.34	37.01		8.28
Ratios and supplemental data
Net assets, end of period (in millions)	$1	$1	$1	—	[3]	—	[3]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.48	1.48	1.47	1.42		1.48
Expenses including reductions	1.47	1.47	1.47	1.41		1.48
Net investment income	1.48	0.78	0.37	0.65		1.01
Portfolio turnover (%)	21	17	24	30		37

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3	Less than $500,000.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK CLASSIC VALUE FUND       25

Class R4 Shares Period ended	10-31-16		10-31-15	10-31-14		10-31-13		10-31-12
Per share operating performance
Net asset value, beginning of period	$25.55		$25.90	$23.19		$17.07		$15.90
Net investment income[1]	0.48		0.34	0.23		0.25		0.23
Net realized and unrealized gain (loss) on investments	0.54		(0.41)	2.74		6.10		1.13
Total from investment operations	1.02		(0.07)	2.97		6.35		1.36
Less distributions
From net investment income	(0.40)		(0.28)	(0.26)		(0.23)		(0.19)
Net asset value, end of period	$26.17		$25.55	$25.90		$23.19		$17.07
Total return (%)[2]	4.10		(0.24)	12.92		37.66		8.69
Ratios and supplemental data
Net assets, end of period (in millions)	—	[3]	— [3]	—	[3]	—	[3]	—	[3]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.08		1.08	1.07		1.10		1.13
Expenses including reductions	0.97		0.97	0.96		1.00		1.09
Net investment income	1.96		1.28	0.93		1.23		1.41
Portfolio turnover (%)	21		17	24		30		37

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3	Less than $500,000.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK CLASSIC VALUE FUND       26

Class R5 Shares Period ended	10-31-16		10-31-15	10-31-14		10-31-13		10-31-12
Per share operating performance
Net asset value, beginning of period	$25.57		$25.92	$23.22		$17.09		$15.94
Net investment income[1]	0.54		0.37	0.25		0.28		0.27
Net realized and unrealized gain (loss) on investments	0.52		(0.40)	2.74		6.11		1.11
Total from investment operations	1.06		(0.03)	2.99		6.39		1.38
Less distributions
From net investment income	(0.42)		(0.32)	(0.29)		(0.26)		(0.23)
Net asset value, end of period	$26.21		$25.57	$25.92		$23.22		$17.09
Total return (%)[2]	4.27		(0.11)	13.02		37.87		8.85
Ratios and supplemental data
Net assets, end of period (in millions)	—	[3]	— [3]	—	[3]	—	[3]	—	[3]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.86		0.85	0.84		0.85		0.90
Expenses including reductions	0.86		0.84	0.83		0.85		0.90
Net investment income	2.22		1.40	1.03		1.37		1.62
Portfolio turnover (%)	21		17	24		30		37

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3	Less than $500,000.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK CLASSIC VALUE FUND       27

Class R6 Shares Period ended	10-31-16	10-31-15	10-31-14	10-31-13	10-31-12
Per share operating performance
Net asset value, beginning of period	$25.59	$25.94	$23.21	$17.09	$15.93
Net investment income[1]	0.52	0.39	0.27	0.24	0.27
Net realized and unrealized gain (loss) on investments	0.54	(0.42)	2.74	6.13	1.12
Total from investment operations	1.06	(0.03)	3.01	6.37	1.39
Less distributions
From net investment income	(0.44)	(0.32)	(0.28)	(0.25)	(0.23)
Net asset value, end of period	$26.21	$25.59	$25.94	$23.21	$17.09
Total return (%)[2]	4.26	(0.09)	13.11	37.80	8.93
Ratios and supplemental data
Net assets, end of period (in millions)	$1	$1	$1	$1	—	[3]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.83	0.83	0.83	0.85	0.89
Expenses including reductions	0.81	0.81	0.80	0.85	0.89
Net investment income	2.11	1.51	1.08	1.13	1.61
Portfolio turnover (%)	21	17	24	30	37

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3	Less than $500,000.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK CLASSIC VALUE FUND       28

Notes to financial statements

Note 1 — Organization

John Hancock Classic Value Fund (the fund) is a series of John Hancock Capital Series (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term growth of capital.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class B shares are closed to new investors. Class I shares are offered to institutions and certain investors. Class R1, Class R2, Class R3, Class R4 and Class R5 shares are available only to certain retirement plans. Class R6 shares are available only to certain retirement plans, institutions and other investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees, for each class may differ. Class B shares convert to Class A shares eight years after purchase.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission (SEC) and applicable regulations.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or

ANNUAL REPORT   |   JOHN HANCOCK CLASSIC VALUE FUND       29

issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of October 31, 2016, all investments are categorized as Level 1 under the hierarchy described above, except repurchase agreements, which are categorized as Level 2.

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the SEC as an investment company. JHCT invests cash received as collateral as part of the securities lending program in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.

Obligations to repay collateral received by the fund are shown on the Statements of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of October 31, 2016, the fund loaned common stocks valued at $5,654,761 and received $5,928,055 of cash collateral.

ANNUAL REPORT   |   JOHN HANCOCK CLASSIC VALUE FUND       30

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 30, 2016, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for certain funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Prior to June 30, 2016, the fund had a similar agreement that enabled it to participate in a $750 million unsecured committed line of credit. For the year ended October 31, 2016, the fund had no borrowings under either line of credit. Commitment fees for the year ended October 31, 2016 were $4,848.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, as of October 31, 2016, the fund has a capital loss carryforward of $1,438,773,603 available to offset future net realized capital gains. This carryforward expires as of October 31, 2017.

As of October 31, 2016, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually.

ANNUAL REPORT   |   JOHN HANCOCK CLASSIC VALUE FUND       31

The tax character of distributions for the years ended October 31, 2016 and 2015 was as follows:

	October 31, 2016	October 31, 2015
Ordinary income	$30,770,380	$26,359,614

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31, 2016, the components of distributable earnings on a tax basis consisted of $27,649,713 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a monthly management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.750% of the first $2.5 billion of the fund's average daily net assets; (b) 0.740% of the next $2.5 billion of the fund's average daily net assets; and (c) 0.730% of the fund's average daily net assets in excess of $5 billion. The Advisor has a subadvisory agreement with Pzena Investment Management, LLC. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended October 31, 2016, this waiver amounted to 0.01% of the fund's average net assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to waive and/or reimburse all class specific expenses for Class R6 shares of the fund to the extent they exceed 0.00% of average net assets. The fee waiver and/or reimbursement will continue in effect until February 28, 2017, unless renewed by mutual agreement of the fund and Advisor based upon a determination of that this is appropriate under the circumstances at the time.

For the year ended October 31, 2016, these expense reductions described above amounted to the following:

ANNUAL REPORT   |   JOHN HANCOCK CLASSIC VALUE FUND       32

Class	Expense reduction	Class	Expense reduction
Class A	$23,452	Class R3	$70
Class B	467	Class R4	4
Class C	5,867	Class R5	5
Class I	100,534	Class R6	318
Class R1	236	Total	$130,982
Class R2	29

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended October 31, 2016, were equivalent to a net annual effective rate of 0.74% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended October 31, 2016 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class B, Class C, Class R1, Class R2, Class R3 and Class R4 shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R1, Class R2, Class R3, Class R4 and Class R5 shares, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:

Class	Rule 12b-1 fee	Service fee	Class	Rule 12b-1 fee	Service fee
Class A	0.25%	—	Class R2	0.25%	0.25%
Class B	1.00%	—	Class R3	0.50%	0.15%
Class C	1.00%	—	Class R4	0.25%	0.10%
Class R1	0.50%	0.25%	Class R5	—	0.05%

The fund's Distributor has contractually agreed to waive 0.10% of Rule12b-1 fees for Class R4 shares. The current waiver agreement expires on February 28, 2017, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $55 for Class R4 shares for the year ended October 31, 2016.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $311,513 for the year ended October 31, 2016. Of this amount, $49,133 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $254,492 was paid as sales commissions to broker-dealers and $7,888 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A, Class B and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00%. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in

ANNUAL REPORT   |   JOHN HANCOCK CLASSIC VALUE FUND       33

connection with the sale of these shares. During the year ended October 31, 2016, CDSCs received by the Distributor amounted to $1,231, $3,294 and $3,117 for Class A, Class B and Class C shares, respectively.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended October 31, 2016 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$789,908	$395,115
Class B	63,023	7,876
Class C	790,562	98,856
Class I	—	1,515,856
Class R1	22,960	555
Class R2	1,960	69
Class R3	6,101	166
Class R4	137	10
Class R5	23	12
Class R6	—	223
Total	$1,674,674	$2,018,738

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Interfund lending program Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. Any open loans at period end are presented under the caption Payable for interfund lending in the Statement of assets and liabilities. At period end, no interfund loans were outstanding. Interest expense is included in Other expenses on the Statement of operations. The fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or lender	Weighted average loan balance	Days outstanding	Weighted average interest rate	Interest expense
Borrower	$63,292,936	5	0.72%	($6,274)

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Note 5 — Fund share transactions

Transactions in fund shares for the years ended October 31, 2016 and 2015 were as follows:

		Year ended 10-31-16		Year ended 10-31-15
	Shares	Amount	Shares	Amount
Class A shares
Sold	990,355	$24,375,277	1,328,335	$34,572,241
Distributions reinvested	178,151	4,393,219	118,808	2,999,916
Repurchased	(3,117,442)	(76,606,315)	(2,565,981)	(66,932,678)
Net decrease	(1,948,936)	($47,837,819)	(1,118,838)	($29,360,521)
Class B shares
Sold	7,060	$171,397	20,709	$535,917
Distributions reinvested	1,633	39,844	477	11,910
Repurchased	(102,305)	(2,445,095)	(157,679)	(4,029,206)
Net decrease	(93,612)	($2,233,854)	(136,493)	($3,481,379)
Class C shares
Sold	155,509	$3,706,520	222,588	$5,732,134
Distributions reinvested	16,767	408,790	3,870	96,595
Repurchased	(709,421)	(17,147,922)	(701,053)	(18,058,092)
Net decrease	(537,145)	($13,032,612)	(474,595)	($12,229,363)
Class I shares
Sold	9,190,449	$222,756,910	11,974,982	$313,178,287
Distributions reinvested	872,976	21,536,312	644,257	16,280,369
Repurchased	(28,543,554)	(703,493,654)	(41,316,915)	(1,098,063,100)
Net decrease	(18,480,129)	($459,200,432)	(28,697,676)	($768,604,444)
Class R1 shares
Sold	25,815	$612,064	28,845	$759,396
Distributions reinvested	1,117	27,654	1,050	26,611
Repurchased	(59,944)	(1,492,661)	(163,889)	(4,341,602)
Net decrease	(33,012)	($852,943)	(133,994)	($3,555,595)
Class R2 shares
Sold	21,355	$555,330	5,282	$136,601
Distributions reinvested	169	4,163	91	2,294
Repurchased	(2,558)	(60,039)	(8,720)	(227,908)
Net increase (decrease)	18,966	$499,454	(3,347)	($89,013)
Class R3 shares
Sold	6,156	$147,705	5,217	$135,867
Distributions reinvested	429	10,558	256	6,470
Repurchased	(11,238)	(282,277)	(11,060)	(284,416)
Net decrease	(4,653)	($124,014)	(5,587)	($142,079)
Class R5 shares
Sold	194	$4,736	716	$18,858
Distributions reinvested	35	852	29	733
Repurchased	(2,506)	(57,736)	(1,034)	(27,616)
Net decrease	(2,277)	($52,148)	(289)	($8,025)

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		Year ended 10-31-16		Year ended 10-31-15
	Shares	Amount	Shares	Amount
Class R6 shares
Sold	9,095	$222,751	51,874	$1,390,616
Distributions reinvested	862	21,271	228	5,761
Repurchased	(2,879)	(69,096)	(27,703)	(742,890)
Net increase	7,078	$174,926	24,399	$653,487
Total net decrease	(21,073,720)	($522,659,442)	(30,546,420)	($816,816,932)

There were no fund share transactions for Class R4 for the years ended October 31, 2016 and 2015.

Affiliates of the fund owned 100% of shares of beneficial interest of Class R4, on October 31, 2016. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $365,661,178 and $864,219,611, respectively, for the year ended October 31, 2016.

Note 7 — Industry or sector risk

The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund's assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund's NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.

Note 8 — New rule issuance

In October 2016, the SEC issued Final Rule Release No. 33-10231, Investment Company Reporting Modernization (the Release). The Release calls for the adoption of new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The Commission is adopting amendments to Regulation S-X, which will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. Management is in the process of reviewing the impact to the financial statements.

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AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Capital Series and Shareholders of John Hancock Classic Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Classic Value Fund (the "Fund") at October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by correspondence with the custodian, brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 16, 2016

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TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2016.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Eligible shareholders will be mailed a 2016 Form 1099-DIV in early 2017. This will reflect the tax character of all distributions paid in calendar year 2016.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

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Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Capital Series (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Pzena Investment Management, LLC (the Subadvisor), for John Hancock Classic Value Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 20-23, 2016 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 24-25, 2016.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 20-23, 2016, the Board, including the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of mutual fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

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Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor's risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that the fund underperformed its benchmark index and its peer group average for the one- and five-year periods ended December 31, 2015 and outperformed its benchmark index and its peer group average for the three-year

ANNUAL REPORT   |   JOHN HANCOCK CLASSIC VALUE FUND       40

period ended December 31, 2015. The Board took into account management's discussion of the fund's performance, including the fund's favorable performance relative to the benchmark index and to the peer group for the three-year period. The Board concluded that the fund's performance is being monitored and reasonably addressed.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and net total expenses for the fund are higher than the peer group median.

The Board took into account management's discussion of the fund's expenses, including the fact that the fund's net total expenses had decreased from the previous year. The Board also took into account management's discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm's length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board also noted that the fund's distributor, an affiliate of the Advisor, has agreed to waive a portion of its Rule 12b-1 fee for a share class of the fund. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;

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(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm's length; and
(j)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significance to the Trust's Advisor and Subadvisor.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with

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the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.

The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm's length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board's consideration of the Subadvisory Agreement.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund is being monitored and reasonably addressed;

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(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

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Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James M. Oates, Born: 1946	2012	227
Trustee and Chairperson of the Board
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).

Charles L. Bardelis,[2] Born: 1941	2012	227
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2012	227
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2005	227
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2012	227
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

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Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2012	227
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	227
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts, (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Hassell H. McClellan, Born: 1945	2012	227
Trustee
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Steven R. Pruchansky, Born: 1944	2005	227
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, and Vice Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK CLASSIC VALUE FUND       46

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2009	227
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James R. Boyle, Born: 1959	2015	227
Non-Independent Trustee
Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Craig Bromley, Born: 1966	2012	227
Non-Independent Trustee
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Financial Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005-2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Warren A. Thomson, Born: 1955	2012	227
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK CLASSIC VALUE FUND       47

Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) during past 5 years	Officer of the Trust since
Andrew G. Arnott, Born: 1971	2007
President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust (since 2015); President, John Hancock Exchange-Traded Fund Trust (since 2014).

John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust (since 2015) and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 38 other John Hancock funds consisting of 28 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK CLASSIC VALUE FUND       48

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Pzena Investment Management, LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK CLASSIC VALUE FUND       49

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Global Real Estate

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios

Retirement Living Portfolios

Retirement Living II Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We build funds based on investor needs, then search the world to find proven portfolio teams with specialized expertise in those strategies. As a manager of managers, we apply vigorous oversight to ensure that they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Classic Value Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF327089	38A 10/16 12/16

ITEM 2. CODE OF ETHICS.

As of the end of the period, October 31, 2016, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Peter S. Burgess is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audits of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements amounted to the following for the fiscal years ended October 31, 2016 and 2015. These fees were billed to the registrant and were approved by the registrant’s audit committee.

Fund	October 31, 2016	October 31, 2015
John Hancock Classic Value Fund	$ 31,968	$ 31,208
John Hancock U.S. Global Leaders Growth Fund	30,056	29,352
Total	$ 62,024	$ 60,560

(b) Audit-Related Services

Audit-related service fees for assurance and related services by the principal accountant are billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser (“control affiliates”) that provides ongoing services to the registrant. The nature of the services provided was affiliated service provider internal controls reviews.

Fund	October 31, 2016	October 31, 2015
John Hancock Classic Value Fund	$ 427	$ 594
John Hancock U.S. Global Leaders Growth Fund	427	594
Total	$ 854	$ 1,188

In addition, amounts billed to control affiliates for service provider internal controls reviews were $103,474 and $103,940 for the fiscal years ended October 31, 2016 and 2015, respectively.

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning (“tax fees”) amounted to the following for the fiscal years ended October 31, 2016 and 2015. The nature of the services comprising the tax fees was the review of the registrant’s tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee.

Fund	October 31, 2016	October 31, 2015
John Hancock Classic Value Fund	$ 3,647	$ 3,500
John Hancock U.S. Global Leaders Growth Fund	3,647	3,500
Total	$ 7,294	$ 7,000

(d) All Other Fees

Other fees billed for professional services rendered by the principal accountant to the registrant or to the control affiliates for the fiscal years ended October 31, 2016 and 2015 amounted to the following:

Fund	October 31, 2016	October 31, 2015
John Hancock Classic Value Fund	$ 109	$ 215
John Hancock U.S. Global Leaders Growth Fund	109	215
Total	$ 218	$ 430

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) According to the registrant’s principal accountant, for the fiscal period ended October 31, 2016, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant for non- audit services rendered to the registrant and rendered to the registrant's control affiliates for the fiscal years ended October 31, 2016 and 2015 amounted to the following:

Trust	October 31, 2016	October 31, 2015
John Hancock Capital Series	$ 4,593,942	$ 7,129,082

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Peter S. Burgess - Chairman

Charles L. Bardelis

Theron S. Hoffman

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)	Not applicable.
(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to previously disclosed John Hancock Funds – Governance Committee Charter.

ITEM 11. CONTROLS AND PROCEDURES.

(a)   Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)   There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Governance Committee Charter”.

(c)(2) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Capital Series

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	December 19, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	December 19, 2016

By:	/s/ Charles A. Rizzo
Charles A. Rizzo
Chief Financial Officer

Date:	December 19, 2016